FINANCIAL INVESTORS TRUST

Emerald Growth Fund

(the “Fund”)

Supplement dated July 22, 2025 to the

Prospectus and Statement of Additional Information,

each dated October 30, 2024, as supplemented

The Board of Trustees (the “Board”) of Financial Investors Trust (the “Trust”), based upon the recommendation of Emerald Mutual Fund Advisers Trust, the investment adviser to the Fund, approved the proposed reorganization of the Fund into a correspondingly named series of The RBB Fund, Inc. (the “New Fund”), subject to the approval of the shareholders of the Fund (the “Reorganization”).

The Board also approved an Agreement and Plan of Reorganization (the “Plan”) that provides that the Fund will transfer all of its assets to the New Fund, in exchange solely for (1) the number of the New Fund shares equivalent in value to shares of the Fund outstanding immediately prior to the closing date of the Reorganization, and (2) the New Fund’s assumption of all of the Fund’s liabilities, followed by a distribution of those shares to the Fund’s shareholders so that the Fund’s shareholders receive shares of the New Fund equivalent in value to the shares of the Fund held by such shareholder on the closing date of the Reorganization. The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes.

Based upon additional information received by the Trust, the Trust will hold a shareholder meeting on or about September 11, 2025, as may be adjourned, at which shareholders of the Fund as of July 11, 2025 will be asked to consider and vote on the Plan. If shareholders of the Fund approve the Reorganization with respect to the Fund, the Reorganization is expected to take effect on or around October 3, 2025.

Shareholders of the Fund will receive a combined prospectus/proxy statement with additional information about the shareholder meeting, the Reorganization, and the New Fund. Please read these materials carefully, as they will contain a more detailed description of the Reorganization.

As of the date of this supplement, the supplement dated June 25, 2025 to the Prospectus and Statement of Additional Information, each dated August 31, 2024, as supplemented, is no longer in force and effect.

Please retain this supplement with your Prospectus and

Statement of Additional Information.